                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 10, 2003
--------------------------------------------------------------------------------

                             COACHMEN INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   INDIANA                         1-7160                  35-1101097
--------------------------------------------------------------------------------
(State or other                 (Commission File          (IRS Employer
 jurisdiction                       Number)             Identification No.)
of incorporation)

2831 Dexter Drive
ELKHART, INDIANA                                                 46514
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (574) 262-0123
--------------------------------------------------------------------------------



                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) The following exhibits are filed as a part of this Report:

         99.1 Press Release dated October 10, 2003 announcing an expectation of improved financial results for the third quarter.

ITEM 9.  REGULATION FD DISCLOSURE.

         See Item 12 below which is incorporated in this Item 9 by reference.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 10, 2003, the Company filed a press release announcing the expectation of improved financial results for the third quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  COACHMEN INDUSTRIES, INC.



                                  By:  /s/ ELLEN PADESKY
                                      Ellen Padesky, Assistant Secretary



Date: October 10, 2003

                                  EXHIBIT INDEX


EXHIBIT                                                         SEQUENTIALLY
NUMBER                       DESCRIPTION                       NUMBERED PAGE
------                       -----------                       -------------
99.1                  Press Release dated October 10, 2003           5